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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 26, 2001



                         WARWICK COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                    333-36021              06-1497903
(State or other                    (Commission            (IRS Employer
jurisdiction of                    File Number)           Identification No.)
in Company)


                 18 OAKLAND AVENUE, WARWICK, NEW YORK 10990-0591
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (914) 986-2206


                                 NOT APPLICABLE
          (Former name or former address, if changed since 1st report)

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ITEMS 1, 2, 3, 4, 6, 8 AND 9.       NOT APPLICABLE.


ITEM 5.           OTHER EVENTS.

                  On July 26, 2001, Warwick Community Bancorp, Inc. ("Company") announced that Fred G. Kowal has been appointed Chairman and Chief Executive Officer of the Company. A copy of the Company's press release with respect to such announcement is attached as Exhibit 99.1 to this Report.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:



        EXHIBIT NO.               DESCRIPTION
        -----------               -----------
            99.1                  Press release, dated July 26, 2001,
                                  announcing   that  Fred  G.   Kowal  has  been
                                  appointed Chairman and Chief Executive Officer of the Company.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WARWICK COMMUNITY BANCORP, INC.


                                 By:  /s/ Ronald J. Gentile
                                      ---------------------------------------
                                      Ronald J. Gentile
                                      President and Chief Operating Officer



Dated:  July 27, 2001

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                                  EXHIBIT INDEX



        EXHIBIT NO.               DESCRIPTION
        -----------               -----------
            99.1                  Press release, dated July 26, 2001, announcing
                                  that Fred G. Kowal has been named Chairman and Chief Executive Officer of the Company.



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